SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2002

EOP OPERATING LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13625 (Commission File Number)	36-4156801 (IRS Employer Identification Number)

Two North Riverside Plaza Suite 2100 Chicago, Illinois (Address of principal executive offices)	60606 (Zip Code)

Registrant’s telephone number, including area code: (312) 466-3300

Not applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

     In connection with the filing of EOP Operating Limited Partnership’s Form 10-Q for the quarterly period ended June 30, 2002, on August 14, 2002, the Chief Executive Officer, Samuel Zell, and Chief Financial Officer, Richard D. Kincaid, of Equity Office Properties Trust, the general partner of EOP Partnership, submitted to the Securities and Exchange Commission the written statement required under Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the Form 10-Q.

     A copy of this statement is attached hereto at Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOP OPERATING LIMITED PARTNERSHIP

By: Equity Office Properties Trust, general partner

Date: August 14, 2002	By: /s/ Stanley M. Stevens Stanley M. Stevens Executive Vice President, Chief Legal Counsel and Secretary

EXHIBIT INDEX

     Attached as exhibits to this form are the documents listed below:

Exhibit	Document

99.1	Statement of Chief Executive Officer and Chief Financial Officer (under Section 906 of the Sarbanes-Oxley Act of 2002) dated August 14, 2002

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